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First Allmerica
Financial Life        440 Lincoln Street            Variable Annuity Application
Insurance Company     Worcester, MA 01653            Print clearly in black ink.

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1.   ANNUITANT
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     First               Middle                Last

     _______________________________________________________
     Street Address                            Apt.

     _______________________________________________________
     City                   State                    Zip

     _______________________________________________________
     Daytime Telephone   Sex                   Date of Birth
     (___) ___________   / / Male  / / Female  _____________
     S.S. #

     _______________________________________________________

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2.   OWNER (Complete Only if Different from Annuitant)
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     First               Middle                Last

     _______________________________________________________
     Street Address                            Apt.

     _______________________________________________________
     City                   State                    Zip

     _______________________________________________________
     S.S. #/ Tax ID #

     _______________________________________________________

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3.   BENEFICIARY
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     Primary         / / 10 Day Common Disaster Clause

     _______________________________________________________
     Contingent

     _______________________________________________________

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4.   TYPE OF PLAN
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     / / 401(a) Pens/Prof. Sh.     / / Non-Qual. Def. Comp.
     / / 401(k) Prof. Sh.          / / Non-Qualified
     / / 403(b) TSA                / / Other
     / / 408(b) IRA                    _____________________
     / / 408(k) SEP-IRA

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5.   INITIAL PAYMENT
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     Initial Payment Amount $ _________________________

     If IRA or SEP-IRA application, the applicant has received Disclosure Buyer's Guide and this payment is a (check one)

     / / Rollover        / / Trustee to Trustee Transfer
     / / Regular or SEP-IRA Payment for Tax Year ___________

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6.   ANNUITY COMMENCEMENT DATE
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     First of Month After Age      / / 65         / / 70

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     First of (Month) _______________ (Year) _______________

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7.   PRINCIPAL OFFICE AMENDMENTS
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8.   REPLACEMENT
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Will the proposed policy replace or change any existing
annuity or insurance policy? / / No    / / Yes
(If yes, list company name and policy number)

____________________________________________________________

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9.   ALLOCATION OF PAYMENTS
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     AIT  = Allmerica Investment Trust
     DGPF = Delaware Group Premium Fund, Inc.
     VIPF = Fidelity Management & Research Company

     _ _ _._% Fixed Interest (187-188)
     _ _ _._% AIT Growth (021-022)
     _ _ _._% AIT Investment Grade Income (023-024)
     _ _ _._% AIT Money Market (025-026)
     _ _ _._% AIT Equity Index (027-028)
     _ _ _._% AIT Government Bond (029-030)
     _ _ _._% AIT Select Aggressive Growth (081-082)
     _ _ _._% AIT Select Growth (083-084)
     _ _ _._% AIT Select Growth and Income (085-086)
     _ _ _._% AIT Small Cap Value Fund (087-088)
     _ _ _._% AIT Select International Equity (091-092)
     _ _ _._% AIT Select Capital Appreciation (095-096)
     _ _ _._% DGPF International Equity Series (089-090)
     _ _ _._% T. Rowe Price International Stock (093-094)
     _ _ _._% VIPF High Income (031-032)
     _ _ _._% VIPF Equity Income (033-034)
     _ _ _._% VIPF Growth (035-036)
     _ _ _._% VIPF Overseas (037-038)
     _ _ _._% VIPF II Asset Manager (039-040)
     _ _ _._% _______________________________
     1 0 0.0% Total
     _ _ _ _

Note: If the policy applied for provides for a full refund of the initial payment under its "Right to Examine" provision, that portion of each payment not allocated to the General account will be allocated solely to the Money Market account during its first 15 days. Reallocation will then be made as specified.

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10.   SIGNATURES
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      It is understood, and agreed that: (1) the above information is true and complete to the best of my knowledge; (2) this application, a copy of which will be attached to the policy when issued, will become a part of the policy issued; (3) no agent is authorized to modify the terms of the prospectus, this application or any policy. I acknowledge receipt of a current prospectus describing the policy I am applying for. I understand that annuity payments and other values, when based on the investment experience of a separate account, are variable and not guaranteed as to fixed dollar amount.

      ____________________________      ______________________________________
      Signed at (City and State)        Date

      ____________________________      ______________________________________
      Signature of Owner                Signature of Registered Representative

SML-1286 NY (1/94)                                                      Rev 9/95

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11.  SYSTEMATIC TRANSFERS
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     / / I wish to effect Automatic Periodic Transfers.
     / / I wish to effect Constant Ratio Transfers.

         Systematic Transfer Application must be attached.

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12.  MONTHLY AUTOMATIC PAYMENTS (MAP)
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     / / I wish to authorize monthly deductions from my checking account for application to this policy.

         MAP authorization and voided check must be attached.

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13.  OPTIONAL PAYMENT REMINDER
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     / / I wish to receive periodic reminders that I can include with future remittances.

         Payment Reminder request must be attached.

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14.  REMARKS
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     _____________________________________________________________________

     _____________________________________________________________________

     _____________________________________________________________________


    THE FOLLOWING SECTIONS MUST BE COMPLETED BY THE REGISTERED REPRESENTATIVE

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15.  REPLACEMENT
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     a)    Have you reviewed the insurance replacement regulation of the state in which this contract will be delivered? Do you understand the definition of replacement as set forth therein?

     / / Yes        / / No

     b) To the best of your knowledge and belief, will the contract being applied for replace life insurance or annuity contracts in this or any other company? If yes, list policies in Section 8.

     / / Yes        / / No

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16.  SUITABILITY INFORMATION
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     NASD rules require that a reasonable effort be made to obtain the following information. All items relate to the owner unless issued to a Plan Trustee in which case the items relate to the annuitant.

     Name of Employer                        U.S. Citizen        Tax Bracket

     ___________________________________     / / Yes / / No      ____________%
     Address of Employer (No. & Street)

     __________________________________
     City         State           Zip        Occupation

     __________________________________      _________________________________

     Gross Annual Income $_______ Savings $_______ Financial Objective / / Retirement / / Other______________

     Is the owner an associated "person" of another Broker/Dealer?

     / / Yes        / / No

     ________________________________________________________
     (PRINCIPAL OFFICE USE ONLY)
     Signature of Registered Representative/Principal


     ________________________________________________________


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I decline to furnish answers to those questions left blank in Section 16 above.
Signed at (City and State)                             Date


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Full Signature of Owner OR Annuitant, if the Owner is a Plan Trustee


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I certify that (1) no written sales materials other than those approved by the
Principal Office were used, and (2) I have reasonable grounds to believe the purchase of the policy applied for is suitable for the owner.

Date  Signature of Registered Representative  %  Print Full Name   Code   Agency

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Date  Signature of Registered Representative  %  Print Full Name   Code   Agency

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Date  Signature of Registered Representative  %  Print Full Name   Code   Agency

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Date  Signature of Registered Representative  %  Print Full Name   Code   Agency

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